April 30, 2015 Ticker (NYSE: G) Genpact Q1 2015 Earnings Presentation Exhibit 99.2

These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on
Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, dependence on tax legislation, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the
Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company undertakes no obligation to update any forward-
looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-
GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated April 30, 2015.
Forward-Looking Statements
Non-GAAP Financial Measures

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Q1 2015 – Key Financial Highlights
Strong results driven by continued solid growth in Global Client revenues
Q1 ‘15 versus Q1 ‘14 performance:
Total Revenue:  +11%
Revenue from Global Clients: +13%
GE Revenue: +3%
Notes:
3
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Finance & Accounting Services, Core Vertical Services, and Consulting and Risk Services
led growth
Adjusted income from operations is a non-GAAP measure. Q1 ‘15 GAAP income from operations margin was 12.6%. 1.
DESIGN • TRANSFORM • RUN
Q1 2015 Adjusted Income from Operations margin
(1)
at 14.3%, reflecting planned strategic
investments made in 2014
Global Client growth was broad-based across many of our target verticals – CPG, Insurance,
Life Sciences, High Tech, and Banking

Q1 2015 – Good Start, In Line With Stated Full Year Expectations
Key events and accomplishments:
Our design and transformation services are resonating in the marketplace; delivering more upfront, design and transform consulting engagements than ever before
We are actively working with clients to deploy our Systems of Engagement
TM
(SOE)
technology; combining advanced technologies with our deep domain and process expertise to provide differentiated client insights and business impact
Our Analytics business is focused on re-imagining end-to-end processes in the context of data and technology to bring transformative change to our clients
4
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Our differentiated solutions – which combine process, technology and analytics with strong domain and industry expertise – are driving significant value for our clients
Continued momentum in converting and winning large deals; signed two large transformational engagements, one each in the Life Sciences and CPG verticals
Gained significant momentum on our Know Your Customer (KYC) offering with Markit; we will continue to invest in 2015 in this area with the expectation of revenue and operating income contribution over subsequent years
DESIGN • TRANSFORM • RUN

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Healthy Pipeline
Our pipeline continues to be healthy across our key target industry verticals, service lines and geographies
We are pleased with the capability investments we have made and continue to make in advanced technologies and automation as well as consulting services
Momentum in our pipeline is driven by investment in our front-end teams
Year to date pipeline inflows are strong
Win rates continue to hold well

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Q1 2015 Revenue Summary
Total growth on a constant currency basis was 13%; excluding Pharmalink, total revenue growth was 9%, or 11% on a constant currency basis
Q1 2015 Global Clients
BPO revenues increased 19% and ITO revenues declined 4%
Global
Clients
GE
BPO
ITO
11.2%
YoY
Growth%
13.3%
3.1%
11.2%
(3.2%)
15.9%
YoY
Growth%
Q1 ‘14 Q1 ‘15 Q1 ‘14
Q1 ‘15
($ in millions)
($ in millions)
$528.2
$587.2
$587.2
$528.2
418.0
473.5
110.2
113.6
398.0
461.1
130.2
126.1

GENERATING IMPACT

Number of clients
Relationship Size(1)

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DESIGN • TRANSFORM • RUN
Continue to Expand Client Relationships
Notes:
81
26
13
3
94
30
17
4
0
10
20
30
40
50
60
70
80
90
100
> $5 MM > $15 MM >$25 MM >$50 MM
Q1 14 Q1 15
Relationship size = Clients representing annual revenues based on last four rolling quarters
1.

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Q1 Results Reflect Investments in Client-Facing Teams
and Capabilities
Q1‘14 Q1’15 YoY
Revenue
528.2 587.2 11.2%
Cost of Revenue 324.3 357.5 10.2%
Gross Profit 203.9 229.7 12.6%
Gross Profit % of Revenue
38.6% 39.1% 50 bps
SG&A
122.5  148.7
21.4%
SG&A % of Revenue 23.2% 25.3%
210bps
Adjusted Income from Operations
(1)
86.4 83.9 -2.9%
Adjusted Income from Operations Margin
16.4% 14.3%
-210 bps
($ millions)
Notes:
Gross profit margin increase was driven by operating efficiencies and favorable foreign exchange.
1.
Adjusted income from operations is a non-GAAP measure. Income from operations was $77.2 million in Q1 ‘14 and $74.1 million in Q1’15.

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EPS Year-over-Year Bridge
Q1 ‘14 Q1 ‘15
Adjusted Net Income ($ millions) 57.3 52.9
Diluted Shares Outstanding (millions)
(2)
237.3 222.3
21
-1
Higher FX Re-
measurement
Loss
Q1 ‘14
GAAP
EPS
20
(Cents per share)
Net
Adjustments
(1)
24
3
Net
Adjustments
(1)
Q1 ‘14
Adjusted
EPS
Q1 ‘15
Adjusted
EPS
Q1 ‘15
GAAP
EPS
Lower
Adjusted
Income from
Operations
-4
Increase       Decrease
Notes:
- The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
- EPS = Diluted earnings per share
24
Higher
Financing
Costs
2
FY’14 Share
repurchases
-1
-1
1
Lower
Effective
Tax Rate
Adjustments primarily include amortization of acquired intangible assets, stock-based compensation expenses and acquisition-related expenses.
1.
2.
Weighted average number of diluted shares outstanding; diluted shares outstanding includes the impact of 0.6 million shares repurchased in Q1 2015.

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Cash from Operations
Q1 2015 cash from operations up $10 million
Cash from operations is in line with our expectations
Q1 cash flows are typically lower due to the payment of annual performance bonuses to employees
Q1 ‘14 Q1 ‘15
Q1 ’14 Q1 ‘15
Days Sales Outstanding
Cash and Liquid Assets ($ millions)
(1)
434
Notes:
1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits
($ in millions)
14
24
87
81
567

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Full Year 2015 Outlook
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FY 2015
Revenues ($B)
2.46 - 2.50
Adjusted Income from Operations - Margin
~15.0%
Other Metrics
Cash Flow From Operations
2% - 5% > 2014
Effective Tax Rate
23% - 24%
Capital Expenditure (% of revenue)
~3.0%

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Annexure 1: Reconciliation of Adjusted Income From
Operations – Q1 2015
(USD, in thousands) Quarter ended March 31,
2014 2015
Income from operations per GAAP $ 77,247 $ 74,050
Add: Stock-based compensation 4,973 4,660
Add: Amortization of acquired intangible assets 4,491 6,112
Add: Acquisition related expenses - 798
Add/Less: Other Income (Expense), net excluding net interest (131) 458
Add/Less: Gain (Loss) on Equity-method investment activity, net 20 (2,223)
Less: Net income attributable to noncontrolling interest (240) -
Adjusted income from operations $ 86,360  $ 83,855

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Annexure 2: Reconciliation of Adjusted Net Income – Q1
2015
(USD, in thousands, except per share data) Quarter ended March 31,
2014 2015
Net income attributable to Genpact Limited shareholders per GAAP $ 50,613 $ 44,653
Add: Stock-based compensation 4,973 4,660
Add: Amortization of acquired intangible assets 4,491 6,112
Add: Acquisition related expenses - 798
Less: Tax impact on stock-based compensation (1,305) (1,153)
Less: Tax impact on amortization of acquired intangibles (1,476) (1,910)
Less: Tax impact on acquisition related expenses - (229)
Adjusted net income $ 57,296 $ 52,931
Adjusted diluted earnings per share $ 0.24 $ 0.24

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